DREYFUS MUNICIPAL INCOME, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of Dreyfus Municipal Income, Inc. (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, on Thursday, June 4, 2009 at 10:00 a.m., for the following purposes:

1.	To elect two Class I Directors to serve for a three-year term and until their successors are duly elected and qualified.
2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on April 8, 2009 will be entitled to receive notice of and to vote at the meeting.

New York, New York April 17, 2009

DREYFUS MUNICIPAL INCOME, INC.

PROXY STATEMENT

Annual Meeting of Stockholders to be held on Thursday, June 4, 2009

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Municipal Income, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held on Thursday, June 4, 2009 at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 8, 2009 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. It is essential that stockholders complete, date, sign and return the proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of April 8, 2009, the Fund had outstanding the following number of shares: A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of the Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. The Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A and Series B. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.

Common	APS
Stock Outstanding	Stock Outstanding
20,594,744	4,000

     It is estimated that proxy materials will be mailed to stockholders of record on or about April 30, 2009. The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166. Copies of the Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 4, 2009: This proxy statement, and copies of the Fund’s most recent Annual Report to Stockholders are available at http://www.dreyfus.com/closedendfund.htm.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund’s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund consider the election of two Class I Directors to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Director of the Fund.

     Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund’s Directors not standing for election at the meeting (the “Continuing Directors”), information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A.

     Under the terms of the Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two directors of the Fund. As such Directors, the APS holders elected Whitney I. Gerard in May 2007 as a Class II Director whose term expires in 2010, and George L. Perry in May 2008 as a Class III Director whose term expires in 2011. Currently, there are no APS designees proposed for election at this meeting.

     Holders of Common Stock and APS will vote together as a single class with respect to the election of Class I Directors of the Fund.

     The persons named as proxies on the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for election to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     None of the Nominees or Continuing Directors are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As independent directors of investment companies, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the Fund and its investment adviser, Dreyfus, and other service providers. The following table presents information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

Nominee for Class I Director with Term Expiring in 2012
Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
CLIFFORD L. ALEXANDER, JR. (75)	President of Alexander &	Mutual of America Life Insurance
Class I Director (2003)	Associates, Inc., a management	Company, Director
consulting firm (January 1981-
present)

DAVID W. BURKE (72)	Corporate Director and Trustee	John F. Kennedy Library Foundation,
Class I Director (1994)		Director

     The Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Directors’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, was attached as an Exhibit to the proxy statement dated March 20, 2007 and is available at www.dreyfus.com.

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. Each nominating committee member is “independent” as defined by the American Stock Exchange. A copy of the Fund’s Nominating Committee Charter and Procedures is not available on the Fund’s or Dreyfus’ website, but was attached as an Exhibit to the proxy statement dated March 20, 2007 (the “Nominating Committee Charter”). In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     The Fund’s audit commitee met six times and its nominating committee met once during the fiscal year ended September 30, 2008. The Fund’s compensation and pricing committees did not meet during the Fund’s last fiscal year.

     Each Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board of Directors, Joseph S. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for their expenses. Emeritus Directors are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director became Emeritus and per meeting attended fee of one-half the amount paid to Directors. The Fund does not pay any other remuneration to its officers or Directors, and does not have a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended September 30, 2008 and by all funds in the Dreyfus Family of Funds for which the Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to the Nominee’s total compensation) during the year ended December 31, 2008, was as follows:

	Aggregate	Total Compensation from
	Compensation from	the Fund and Fund Complex
Name of Nominee	Fund*	Paid to Nominee (**)
Clifford L. Alexander, Jr.	$588	$261,500 (55)

David W. Burke	$601	$390,000 (92)

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Directors for attending Board meetings, which in the aggregate amounted to $2,237 for all Directors as a group.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a Board member.
For the Fund’s most recent fiscal year, the number of Board meetings held and the aggregate amount of compensation paid by the Fund to each Continuing Director and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth in Exhibit A. Certain other information concerning the Fund’s Directors and officers also is set forth in Exhibit A.

Required Vote

     The election of a Nominee requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on July 16, 2008, the Fund’s audit committee approved and the Fund’s Board, including a majority of those Directors who are not “interested persons” of the Fund, ratified and approved the selection of Ernst & Young LLP (“E&Y”) as the Fund’s independent auditors for the fiscal year ending September 30, 2009. E&Y, a major international accounting firm, has acted as independent auditors of the Fund since the Fund’s organization. After reviewing the Fund’s audited financial statements for the fiscal year ended September 30, 2008, the Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the committee’s report is attached as Exhibit B to this proxy statement.

Independent Auditor Fees and Services

     The following chart reflects fees paid to E&Y in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee. All services provided by E&Y were pre-approved as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$36,008/$37,088	$0/$0
Audit-Related Fees[2]	$42,410/$5,122	$0/$0
Tax Fees[3]	$2,313/$3,244	$0/$0
All Other Fees	$0/$109	$0/$0
Aggregate Non-Audit Fees[4]	$0/$0	$1,667,704/$4,881,322

1 For the Fund’s fiscal years ended September 30, 2007/September 30, 2008.

2 Services to the Fund consisted of (i) agreed-upon procedures related to compliance with basic maintenance requirements for auction preferred stock; and (ii) security counts required by Rule 17f-2 under the 1940 Act.

3 Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of E&Y’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining E&Y’s independence.

     A representative of E&Y is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     The Bank of New York Mellon, an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, acts as Custodian for the assets of the Fund. The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent and Registrar. The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, located at P.O. Box 358035, Pittsburgh, Pennsylvania 15252, acts as the Fund’s Dividend Disbursing Agent.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope. The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by the Fund no later than December 30, 2009 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is March 15, 2010.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of BNY Mellon Shareowner Services, c/o Proxy Services Corporation, 200A Executive Drive, Edgewood, New Jersey 11717, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: April 17, 2009

EXHIBIT A
PART I

     Part I sets forth information regarding the Continuing Directors who are not Nominees for election at this meeting, Board and committee meetings and share ownership.

Continuing Class II and Class III Directors with Terms Expiring in 2010 for Class II and 2011 for Class III

     The following table presents information about the Continuing Directors of the Fund, including their principal occupations and other board memberships and affiliations. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166. The Fund’s Continuing Directors will continue to serve as Directors of the Fund after the meeting.

Name (Age) of Continuing Director	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
JOSEPH S. DiMARTINO (65)	Corporate Director and Trustee	The Muscular Dystrophy Association,
Chairman of the Board		Director
Class III Director (1995)		CBIZ (formerly, Century Business
Services, Inc.), a provider of outsourc-
ing functions for small and medium
size companies, Director
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and
paperboard converting plants,
Director
Sunair Services Corporation, a provider
of certain outdoor-related services to
homes and businesses, Director

WHITNEY I. GERARD (74)	Partner of Chadbourne & Parke LLP	None
Class II Director (1995)
APS Designee (2000)

NATHAN LEVENTHAL (60)	Commissioner, NYC Planning	Movado Group, Inc., Director
Class II Director (2009)	Commission (March 2007-present)	Mayor’s Committee on Appointments,
	Chairman of the Avery-Fisher Artist	Chairman
Program (November 1997-present)

GEORGE L. PERRY (75)	Economist and Senior Fellow at	None
Class III Director (1989)	Brookings Institution
APS Designee (2002)

BENAREE PRATT WILEY (62)	Principal, The Wiley Group, a firm	Blue Cross Blue Shield of
Class III Director (2009)	specializing in strategy and business	Massachusetts, Director
	development (2005-present)	Commonwealth Institute, Director
	President and CEO, The Partnership,	Efficacy Institute, Director
	an organization dedicated to increas-	PepsiCo African-American, Chair of
	ing the representation of African	Advisory Board
	Americans in positions of leadership,	The Boston Foundation, Director
	influence and decision-making in	CBIZ (formerly Century Business
	Boston, MA (1991-2005)	Services, Inc.), a provider of out-
sourcing functions for small and
medium size companies Director

     The table below indicates the dollar range of each Continuing Director’s and Nominee’s ownership of shares of the Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds for which he is a Board member, in each case as of December 31, 2008.

Aggregate Holding of
Funds in the
	Fund	Dreyfus Family of Funds
Name of Continuing	Common	for which Responsible
Director or Nominee	Stock	as a Board Member
Clifford L. Alexander, Jr.*	None	Over $100,000
David W. Burke*	None	Over $100,000
Joseph S. DiMartino	None	Over $100,000
Whitney I. Gerard	None	Over $100,000
Nathan Leventhal	None	None
George L. Perry	None	None
Benaree Pratt Wiley	None	$50,001 - $100,000
**Nominee.

     As of December 31, 2008, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD

  The Fund held 5 Board meetings and held 6 audit committee meetings during the last fiscal year.
  The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. None of the Directors attended last year’s annual meeting.
  All Continuing Directors and Nominees attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period for which they were Board members. Mr. Leventhal and Ms. Wiley were elected as Class II and Class III Directors, respectively, at a Board meeting held on April 16, 2009.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Director by the Fund for the fiscal year ended September 30, 2008 and by all funds in the Dreyfus Family of Funds for which such Continuing Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director’s total compensation) during the year ended December 31, 2008, was as follows:

	Aggregate	Total Compensation from
Name of	Compensation from	the Fund and Fund Complex
Continuing Director	Fund*	Paid to Continuing Director (**)
Joseph S. DiMartino	$748	$873,275 (191)
Whitney I. Gerard	$601	$159,500 (31)
Nathan Leventhal	$0	$104,000 (23)
George L. Perry	$601	$140,000 (31)
Benaree Pratt Wiley	$0	$159,500 (52)

*Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Directors for attending Board meetings, which in the aggregate amounted to $2,237 for all Directors as a group. **Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Director served as a Board member.

PART II
Part II sets forth information regarding the officers of the Fund.
Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
J. DAVID OFFICER
President (2006)	60	Chief Operating Officer, Vice Chairman and
		a director of Dreyfus, and an officer of 76
		investment companies (comprised of 172
		portfolios) managed by Dreyfus.
PHILLIP N. MAISANO
Executive Vice President (2007)	61	Chief Investment Officer, Vice Chair and a
		director of Dreyfus, and an officer of 76 invest-
		ment companies (comprised of 172 portfolios)
		managed by Dreyfus. Mr. Maisano also is an
		officer and/or board member of certain other
		investment management subsidiaries of The
		Bank of New York Mellon Corporation (“BNY
		Mellon”), each of which is an affiliate of
		Dreyfus. He has been an employee of Dreyfus
		since November 2006. Prior to joining Dreyfus,
		Mr. Maisano served as Chairman and Chief
		Executive Officer of EACM Advisors, an affili-
		ate of Dreyfus, since August 2004, and served as
		Chief Executive Officer of Evaluation
		Associates, a leading institutional investment
		consulting firm, from 1988 until 2004.
JAMES WINDELS
Treasurer (2001)	50	Director - Mutual Fund Accounting of
		Dreyfus, and an officer of 77 investment com-
		panies (comprised of 193 portfolios) managed
		by Dreyfus.
JAMES S. WELCH
Executive Vice President (2001)	43	Senior Portfolio Manager - Dreyfus Municipal
		Securities, and an officer of one other invest-
		ment company (comprised of one portfolio)
		managed by Dreyfus.
JOSEPH P. DARCY
Executive Vice President (2000)	52	Senior Portfolio Manager - Dreyfus Municipal
		Securities, and an officer of one other invest-
		ment company (comprised of one portfolio)
		managed by Dreyfus.
MICHAEL A. ROSENBERG
Vice President and Secretary (2005)	49	Assistant General Counsel of BNY Mellon,
		and an officer of 77 investment companies
		(comprised of 193 portfolios) managed by
		Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
JAMES BITETTO
Vice President and Assistant Secretary (2005)	42	Senior Counsel of BNY Mellon and Secretary
		of Dreyfus, and an officer of 77 investment
		companies (comprised of 193 portfolios)
		managed by Dreyfus.
JONI LACKS CHARATAN
Vice President and Assistant Secretary (2005)	53	Senior Counsel of BNY Mellon, and an offi-
		cer of 77 investment companies (comprised of
		193 portfolios) managed by Dreyfus.
JOSEPH M. CHIOFFI
Vice President and Assistant Secretary (2005)	47	Senior Counsel of BNY Mellon, and an offi-
		cer of 77 investment companies (comprised of
		193 portfolios) managed by Dreyfus.
JANETTE E. FARRAGHER
Vice President and Assistant Secretary (2005)	46	Assistant General Counsel of BNY Mellon,
		and an officer of 77 investment companies
		(comprised of 193 portfolios) managed by
		Dreyfus.
JOHN B. HAMMALIAN
Vice President and Assistant Secretary (2005)	45	Managing Counsel of BNY Mellon, and an
		officer of 77 investment companies (com-
		prised of 193 portfolios) managed by Dreyfus.
ROBERT R. MULLERY
Vice President and Assistant Secretary (2005)	57	Managing Counsel of BNY Mellon, and an
		officer of 77 investment companies (comprised
		of 193 portfolios) managed by Dreyfus.
JEFF PRUSNOFSKY
Vice President and Assistant Secretary (2005)	43	Managing Counsel of BNY Mellon, and an
		officer of 77 investment companies (com-
		prised of 193 portfolios) managed by Dreyfus.
GAVIN C. REILLY
Assistant Treasurer (2005)	40	Tax Manager of the Investment Accounting and
		Support Department of Dreyfus, and an officer
		of 77 investment companies (comprised of 193
		portfolios) managed by Dreyfus.
RICHARD CASSARO
Assistant Treasurer (2008)	50	Senior Accounting Manager — Money Market
		and Municipal Bond Funds of Dreyfus, and an
		officer of 77 investment companies (comprised
		of 193 portfolios) managed by Dreyfus.
ROBERT S. ROBOL
Assistant Treasurer (2005)	45	Senior Accounting Manager — Fixed Income
		Funds of Dreyfus, and an officer of 77 invest-
		ment companies (comprised of 193 portfolios)
		managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Funds (Since)	Age	Experience For Past Five Years
ROBERT SALVIOLO
Assistant Treasurer (2007)	42	Senior Accounting Manager — Equity Funds
		of Dreyfus, and an officer of 77 investment
		companies (comprised of 193 portfolios) man-
		aged by Dreyfus.
ROBERT SVAGNA
Assistant Treasurer (2005)	42	Senior Accounting Manager — Equity Funds
		of Dreyfus, and an officer of 77 investment
		companies (comprised of 193 portfolios) man-
		aged by Dreyfus.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	51	Chief Compliance Officer of Dreyfus and The
		Dreyfus Family of Funds (77 investment com-
		panies, comprised of 193 portfolios). From
		November 2001 through March 2004, Mr.
		Connolly was first Vice-President, Mutual
		Fund Servicing for Mellon Global Securities
		Services. In that capacity, Mr. Connolly was
		responsible for managing Mellon’s Custody,
		Fund Accounting and Fund Administration
		services to third-party mutual fund clients.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of April 8, 2009, by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

     As of April 8, 2009, each Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares. As of April 8, 2009, the following Directors and officers owned shares of Common Stock of the Fund as indicated below:

Directors None Officers None

     To the Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of the Fund or the outstanding shares of APS on April 8, 2009. Cede & Co. held of record approximately 91.9% of the outstanding Common Stock of the Fund and 100% of the outstanding shares of APS of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliances

     To the Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2008. In making this disclosure, the Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

EXHIBIT B

REPORT OF THE AUDIT COMMITTEE Dreyfus Municipal Income, Inc. (the “Fund”)

November 21, 2008

     The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors’ independence.

     The committee discussed with the independent auditors the overall scope and plan for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements for the Funds be included in the Fund’s Annual Report to Stockholders for the year ended September 30, 2008.

Clifford L. Alexander, Jr., Audit Committee Chair	Joseph S. DiMartino, Audit Committee Member
George L. Perry, Audit Committee Member	Whitney I. Gerard, Audit Committee Member
David W. Burke, Audit Committee Member

B-1

0424-PROXY-09

45427

DREYFUS MUNICIPAL INCOME, INC.

COMMON STOCKHOLDERS

     The undersigned stockholder of Dreyfus Municipal Income, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Joni L. Charatan and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on April 8, 2009 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Thursday, June 4, 2009; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

FOLD AND DETACH HERE

DREYFUS MUNICIPAL INCOME, INC.

IMPORTANT

Please Act Promptly Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.

45427

45500

DREYFUS MUNICIPAL INCOME, INC.

AUCTION PREFERRED STOCKHOLDERS

     The undersigned stockholder of Dreyfus Municipal Income, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Joni L. Charatan and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on April 8, 2009 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Thursday, June 4, 2009; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

FOLD AND DETACH HERE

DREYFUS MUNICIPAL INCOME, INC.

IMPORTANT

Please Act Promptly Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.

45500